Exhibit 99.1

Old National Bancorp Reports Third Quarter 2024 Results
Evansville, Ind. (October 22, 2024)

Old National Bancorp (NASDAQ: ONB) reports 3Q24 net income applicable to common shares of $139.8 million, diluted EPS of $0.44; $147.2 million and $0.46 on an adjusted[1] basis, respectively.
CEO COMMENTARY:

"Old National’s strong 3rd quarter was driven by a focus on our fundamentals: continuing to grow deposits and loans, effectively managing both credit and capital, and creating positive operating leverage through disciplined expense management," said Chairman and CEO Jim Ryan. "As a result of our ability to execute on this fundamental strategy, we find ourselves well positioned to continue to invest in new markets while attracting exceptional talent to our franchise."

THIRD QUARTER HIGHLIGHTS2:

Net Income	•Net income applicable to common shares of $139.8 million; adjusted net income applicable to common shares[1] of $147.2 million
•Earnings per diluted common share ("EPS") of $0.44; adjusted EPS[1] of $0.46

Net Interest Income/NIM	•Net interest income on a fully taxable equivalent basis[1] of $397.9 million
•Net interest margin on a fully taxable equivalent basis[1] ("NIM") of 3.32%, down 1 basis point ("bp")

Operating Performance	•Pre-provision net revenue[1] (“PPNR”) of $219.7 million; adjusted PPNR[1] of $229.3 million
•Noninterest expense of $272.3 million; adjusted noninterest expense[1] of $262.8 million
•Efficiency ratio[1] of 53.8%; adjusted efficiency ratio[1] of 51.2%

Deposits and Funding	•Period-end total deposits of $40.8 billion, up $0.8 billion; core deposits up $1.0 billion
•Granular low-cost deposit franchise; total deposit costs of 225 bps

Loans and Credit Quality	•End-of-period total loans[3] of $36.5 billion, up 2.7% annualized
•Provision for credit losses[4] ("provision") of $28.5 million
•Net charge-offs of $17.5 million, or 19 bps of average loans; 16 bps excluding purchased credit deteriorated ("PCD") loans that had an allowance at acquisition
•30+ day delinquencies of 0.26% and non-performing loans of 1.22% of total loans

Return Profile & Capital	•Return on average tangible common equity[1] of 16.0%; adjusted return on average tangible common equity[1] of 16.8%
•Tangible common equity to tangible assets[1] of 7.4%, up 7.2%

Notable Items	•$6.9 million of pre-tax merger-related charges •$2.6 million of pre-tax separation expense[5]
1 Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company – refer to the Non-GAAP reconciliations contained in this release 2 Comparisons are on a linked-quarter basis, unless otherwise noted 3 Includes loans held-for-sale 4 Includes the provision for unfunded commitments 5 Expense associated with a mutual separation agreement with a former Old National executive

RESULTS OF OPERATIONS2
Old National Bancorp ("Old National") reported third quarter 2024 net income applicable to common shares of $139.8 million, or $0.44 per diluted common share.
Included in third quarter results were pre-tax charges of $6.9 million primarily related to the April 1, 2024 acquisition of CapStar Financial Holdings, Inc. ("CapStar") and $2.6 million of pre-tax separation expense5. Excluding these transactions and realized debt securities gains from the current quarter, adjusted net income1 was $147.2 million, or $0.46 per diluted common share.
DEPOSITS AND FUNDING
Growth in deposits driven by increases in commercial and community deposits and normal seasonal patterns in public funds, partially offset by lower brokered deposits.
•Period-end total deposits were $40.8 billion, up 8.5% annualized; core deposits up 10.1% annualized.
•On average, total deposits for the third quarter were $40.6 billion, up 4.8% annualized.
•Granular low-cost deposit franchise; total deposit costs of 225 bps.
•A loan to deposit ratio of 89%, combined with existing funding sources, provides strong liquidity.

LOANS
Broad-based disciplined commercial loan growth.
•Period-end total loans3 were $36.5 billion, up 2.7% annualized.
•Total commercial loan production in the third quarter was $1.7 billion; period-end commercial pipeline totaled $2.8 billion.
•Average total loans in the third quarter were $36.3 billion, an increase of $235.9 million.

CREDIT QUALITY
Resilient credit quality continues to be a hallmark of Old National.
•Provision4 expense was $28.5 million compared to $36.2 million, or $20.9 million excluding $15.3 million of current expected credit loss ("CECL") Day 1 non-PCD provision expense related to the allowance for credit losses established on acquired non-PCD loans in the CapStar transaction in the second quarter of 2024.
•Net charge-offs were $17.5 million, or 19 bps of average loans compared to net charge-offs of 16 bps of average loans.
◦Excluding PCD loans that had an allowance for credit losses established at acquisition, net charge-offs to average loans were 16 bps.
•30+ day delinquencies as a percentage of loans were 0.26% compared to 0.16%.
•Nonaccrual loans as a percentage of total loans were 1.22% compared to 0.94%.
•Loans acquired from previous acquisitions were recorded at fair value at the acquisition date. The remaining discount on these acquired loans was $174.0 million.
•The allowance for credit losses, including the allowance for credit losses on unfunded commitments, stood at $405.9 million, or 1.12% of total loans, compared to $392.1 million, or 1.08% of total loans.

NET INTEREST INCOME AND MARGIN
Higher net interest income and stable margin reflective of the rate environment.
•Net interest income on a fully taxable equivalent basis1 increased to $397.9 million compared to $394.8 million, driven by loan growth as well as higher asset yields and accretion, partly offset by higher funding costs.
•Net interest margin on a fully taxable equivalent basis1 modestly decreased 1 bps to 3.32%.
•Accretion income on loans and borrowings was $15.6 million, or 13 bps of net interest margin1, compared to $11.6 million, or 10 bps of net interest margin1.
•Cost of total deposits was 2.25%, increasing 9 bps and the cost of total interest-bearing deposits increased 9 bps to 2.93%.

NONINTEREST INCOME
Increase driven by higher service charges, mortgage fees, capital markets income, and other income.
•Total noninterest income was $94.1 million compared to $87.3 million.
•Noninterest income was up 7.9% driven by higher service charges, mortgage fees, capital markets income, and other income.

NONINTEREST EXPENSE
Disciplined expense management.
•Noninterest expense was $272.3 million and included $6.9 million of merger-related charges and $2.6 million of pre-tax separation expense5.
◦Excluding these items, adjusted noninterest expense1 was $262.8 million, compared to $263.6 million.
•The efficiency ratio1 was 53.8%, while the adjusted efficiency ratio1 was 51.2% compared to 57.2% and 52.6%, respectively.

INCOME TAXES
•Income tax expense was $41.3 million, resulting in an effective tax rate of 22.3% compared to 22.5%. On an adjusted fully taxable equivalent ("FTE") basis, the effective tax rate was 24.8% compared to 25.5%.
•Income tax expense included $4.0 million of tax credit benefit compared to $3.5 million.

CAPITAL
Capital ratios remain strong.
•Preliminary total risk-based capital up 23 bps to 12.94% and preliminary regulatory Tier 1 capital up 27 bps to 11.60%, as strong retained earnings drive capital.
•Tangible common equity to tangible assets was 7.44% compared to 6.94%.
CONFERENCE CALL AND WEBCAST
Old National will host a conference call and live webcast at 9:00 a.m. Central Time on Tuesday, October 22, 2024, to review third quarter financial results. The live audio webcast link and corresponding presentation slides will be available on the Company’s Investor Relations website at oldnational.com and will be archived there for 12 months. To listen to the live conference call, dial U.S. (800) 715-9871 or International (646) 307-1963, access code 1586600. A replay of the call will also be available from approximately noon Central Time on October 22, 2024 through November 5, 2024. To access the replay, dial U.S. (800) 770-2030 or International (647) 362-9199; Access code 1586600.
ABOUT OLD NATIONAL
Old National Bancorp (NASDAQ: ONB) is the holding company of Old National Bank. As the sixth largest commercial bank headquartered in the Midwest, Old National proudly serves clients primarily in the Midwest and Southeast. With approximately $54 billion of assets and $31 billion of assets under management, Old National ranks among the top 30 banking companies headquartered in the United States. Tracing our roots to 1834, Old National focuses on building long-term, highly valued partnerships with clients while also strengthening and supporting the communities we serve. In addition to providing extensive services in consumer and commercial banking, Old National offers comprehensive wealth management and capital markets services. For more information and financial data, please visit Investor Relations at oldnational.com. In 2024, Points of Light named Old National one of "The Civic 50" - an honor reserved for the 50 most community-minded companies in the United States.
USE OF NON-GAAP FINANCIAL MEASURES
The Company's accounting and reporting policies conform to U.S. generally accepted accounting principles ("GAAP") and general practices within the banking industry. As a supplement to GAAP, the Company provides non-GAAP performance results, which the Company believes are useful because they assist investors in assessing the Company's operating performance. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the tables at the end of this release.
The Company presents EPS, the efficiency ratio, return on average common equity, return on average tangible common equity, and net income applicable to common shares, all adjusted for certain notable items. These items include merger-related charges associated with completed and pending acquisitions, separation expense, debt securities gains/losses, CECL Day 1 non-PCD provision expense, distribution of excess pension assets expense, FDIC special assessment expense, gain on sale of Visa Class B restricted shares, contract termination charges, expenses related to the tragic April 10, 2023 event at our downtown Louisville location ("Louisville expenses"), and property optimization charges. Management believes excluding these items from EPS, the efficiency ratio, return on average common equity, and return on average tangible common equity may be useful in assessing the Company's underlying operational performance since these items do not pertain to its core business operations and their exclusion may facilitate better comparability between periods. Management believes that excluding merger-related charges from these metrics may be useful to the Company, as well as analysts and investors, since these expenses can vary significantly based on the size, type, and structure of each acquisition. Additionally, management believes excluding these items from these metrics may enhance comparability for peer comparison purposes.
Income tax expense, provision for credit losses, and the certain notable items listed above are excluded from the calculation of pre-provision net revenues, adjusted due to the fluctuation in income before income tax and the level of provision for credit losses required. Management believes adjusted pre-provision net revenues may be useful in assessing the Company's underlying operating performance and their exclusion may facilitate better comparability between periods and for peer comparison purposes.
The Company presents adjusted noninterest expense, which excludes merger-related charges associated with completed and pending acquisitions, separation expense, distribution of excess pension assets expense, FDIC special assessment expense, contract termination charges, Louisville expenses, and property optimization charges, as well as adjusted noninterest income, which excludes debt securities gains/losses and the gain on sale of Visa Class B restricted shares. Management believes that excluding these items from noninterest expense and noninterest income may be useful in assessing the Company’s underlying operational performance as these items either do not pertain to its core business operations or their exclusion may facilitate better comparability between periods and for peer comparison purposes.
The tax-equivalent adjustment to net interest income and net interest margin recognizes the income tax savings when comparing taxable and tax-exempt assets. Interest income and yields on tax-exempt securities and loans are presented using the current federal income tax rate of 21%. Management believes that it is standard practice in the banking industry to present net interest income and net interest margin on a fully tax-equivalent basis and that it may enhance comparability for peer comparison purposes.
In management's view, tangible common equity measures are capital adequacy metrics that may be meaningful to the Company, as well as analysts and investors, in assessing the Company's use of equity and in facilitating comparisons with peers. These non-GAAP measures are valuable indicators of a financial institution's capital strength since they eliminate intangible assets from stockholders' equity and retain the effect of accumulated other comprehensive loss in stockholders' equity.
Although intended to enhance investors' understanding of the Company's business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. In addition, these non-GAAP financial measures may differ from those used by other financial institutions to assess their business and performance. See the following reconciliations in the "Non-GAAP Reconciliations" section for details on the calculation of these measures to the extent presented herein.
FORWARD-LOOKING STATEMENTS
This communication contains certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”), notwithstanding that such statements are not specifically identified as such. In addition, certain statements may be contained in our future filings with the Securities and Exchange Commission ("SEC"), in press releases, and in oral and written statements made by us that are not statements of historical fact and constitute forward‐looking statements within the meaning of the Act. These statements include, but are not limited to, descriptions of Old National’s financial condition, results of operations, asset and credit quality trends, profitability and business plans or opportunities. Forward-looking statements can be identified by the use of words such as "anticipate," "believe," "contemplate," "continue," "could," "estimate," "expect," "intend," "may," "outlook," "plan," "potential," "predict," "should," "would," and "will," and other words of similar meaning. These forward-looking statements express management’s current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties. There are a number of factors that could cause actual results or outcomes to differ materially from those in such statements, including, but not limited to: competition; government legislation, regulations and policies; the ability of Old National to execute its business plan; unanticipated changes in our liquidity position, including but not limited to changes in our access to sources of liquidity and capital to address our liquidity needs; changes in economic conditions and economic and business uncertainty which could materially impact credit quality trends and the ability to generate loans and gather deposits; inflation and governmental responses to inflation, including increasing interest rates; market, economic, operational, liquidity, credit, and interest rate risks associated with our business; our ability to successfully manage our credit risk and the sufficiency of our allowance for credit losses; the expected cost savings, synergies and other financial benefits from the merger (the “Merger”) between Old National and CapStar Financial Holdings, Inc. not being realized within the expected time frames and costs or difficulties relating to integration matters being greater than expected; potential adverse reactions or changes to business or employee relationships, including those resulting from the completion of the Merger; the potential impact of future business combinations on our performance and financial condition, including our ability to successfully integrate the businesses and the success of revenue-generating and cost reduction initiatives; failure or circumvention of our internal controls; operational risks or risk management failures by us or critical third parties, including without limitation with respect to data processing, information systems, cybersecurity, technological changes, vendor issues, business interruption, and fraud risks; significant changes in accounting, tax or regulatory practices or requirements; new legal obligations or liabilities; disruptive technologies in payment systems and other services traditionally provided by banks; failure or disruption of our information systems; computer hacking and other cybersecurity threats; the effects of climate change on Old National and its customers, borrowers, or service providers; political and economic uncertainty and instability; the impacts of pandemics, epidemics and other infectious disease outbreaks; other matters discussed in this communication; and other factors identified in our Annual Report on Form 10-K for the year ended December 31, 2023 and other filings with the SEC. These forward-looking statements are made only as of the date of this communication and are not guarantees of future results, performance or outcomes, and Old National does not undertake an obligation to update these forward-looking statements to reflect events or conditions after the date of this communication.

CONTACTS:
Media: Kathy Schoettlin	Investors: Lynell Durchholz
(812) 465-7269	(812) 464-1366
Kathy.Schoettlin@oldnational.com	Lynell.Durchholz@oldnational.com

Financial Highlights (unaudited)
($ and shares in thousands, except per share data)

	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2024	2024	2024	2023	2023	2024	2023
Income Statement
Net interest income	$391,724	$388,421	$356,458	$364,408	$375,086	$1,136,603	$1,138,745
FTE adjustment[1,3]	6,144	6,340	6,253	6,100	5,837	18,737	17,328
Net interest income - tax equivalent basis[3]	397,868	394,761	362,711	370,508	380,923	1,155,340	1,156,073
Provision for credit losses	28,497	36,214	18,891	11,595	19,068	83,602	47,292
Noninterest income	94,138	87,271	77,522	100,094	80,938	258,931	233,248
Noninterest expense	272,283	282,999	262,317	284,235	244,776	817,599	742,071
Net income available to common shareholders	$139,768	$117,196	$116,250	$128,446	$143,842	$373,214	$437,411
Per Common Share Data
Weighted average diluted shares	317,331	316,461	292,207	292,029	291,717	308,605	291,809
EPS, diluted	$0.44	$0.37	$0.40	$0.44	$0.49	$1.21	$1.50
Cash dividends	0.14	0.14	0.14	0.14	0.14	0.42	0.42
Dividend payout ratio[2]	32%	38%	35%	32%	29%	35%	28%
Book value	$19.20	$18.28	$18.24	$18.18	$17.07	$19.20	$17.07
Stock price	18.66	17.19	17.41	16.89	14.54	18.66	14.54
Tangible book value[3]	11.97	11.05	11.10	11.00	9.87	11.97	9.87
Performance Ratios
ROAA	1.08%	0.92%	0.98%	1.09%	1.22%	0.99%	1.25%
ROAE	9.4%	8.2%	8.7%	10.2%	11.4%	8.8%	11.7%
ROATCE[3]	16.0%	14.1%	14.9%	18.1%	20.2%	15.0%	20.8%
NIM (FTE)	3.32%	3.33%	3.28%	3.39%	3.49%	3.31%	3.59%
Efficiency ratio[3]	53.8%	57.2%	58.3%	59.0%	51.7%	56.4%	51.9%
NCOs to average loans	0.19%	0.16%	0.14%	0.12%	0.24%	0.16%	0.19%
ACL on loans to EOP loans	1.05%	1.01%	0.95%	0.93%	0.93%	1.05%	0.93%
ACL[4] to EOP loans	1.12%	1.08%	1.03%	1.03%	1.03%	1.12%	1.03%
NPLs to EOP loans	1.22%	0.94%	0.98%	0.83%	0.80%	1.22%	0.80%
Balance Sheet (EOP)
Total loans	$36,400,643	$36,150,513	$33,623,319	$32,991,927	$32,577,834	$36,400,643	$32,577,834
Total assets	53,602,293	53,119,645	49,534,918	49,089,836	49,059,448	53,602,293	49,059,448
Total deposits	40,845,746	39,999,228	37,699,418	37,235,180	37,252,676	40,845,746	37,252,676
Total borrowed funds	5,449,096	6,085,204	5,331,161	5,331,147	5,556,010	5,449,096	5,556,010
Total shareholders' equity	6,367,298	6,075,072	5,595,408	5,562,900	5,239,537	6,367,298	5,239,537
Capital Ratios
Risk-based capital ratios (EOP):
Tier 1 common equity	11.00%	10.73%	10.76%	10.70%	10.41%	11.00%	10.41%
Tier 1 capital	11.60%	11.33%	11.40%	11.35%	11.06%	11.60%	11.06%
Total capital	12.94%	12.71%	12.74%	12.64%	12.32%	12.94%	12.32%
Leverage ratio (average assets)	9.05%	8.90%	8.96%	8.83%	8.70%	9.05%	8.70%
Equity to assets (averages)[3]	11.60%	11.31%	11.32%	10.81%	10.88%	11.41%	10.95%
TCE to TA3	7.44%	6.94%	6.86%	6.85%	6.15%	7.44%	6.15%
Nonfinancial Data
Full-time equivalent employees	4,105	4,267	3,955	3,940	3,981	4,105	3,981
Banking centers	280	280	258	258	257	280	257
[1] Calculated using the federal statutory tax rate in effect of 21% for all periods.
[2] Cash dividends per common share divided by net income per common share (basic).
[3] Represents a non-GAAP financial measure. Refer to the "Non-GAAP Measures" table for reconciliations to GAAP financial measures. September 30, 2024 capital ratios are preliminary.
[4] Includes the allowance for credit losses on loans and unfunded loan commitments.

FTE - Fully taxable equivalent basis ROAA - Return on average assets ROAE - Return on average equity ROATCE - Return on average tangible common equity
NCOs - Net Charge-offs ACL - Allowance for Credit Losses EOP - End of period actual balances NPLs - Non-performing Loans TCE - Tangible common equity TA - Tangible assets

Income Statement (unaudited)
($ and shares in thousands, except per share data)
	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2024	2024	2024	2023	2023	2024	2023
Interest income	$679,925	$663,663	$595,981	$589,751	$576,519	$1,939,569	$1,617,070
Less: interest expense	288,201	275,242	239,523	225,343	201,433	802,966	478,325
Net interest income	391,724	388,421	356,458	364,408	375,086	1,136,603	1,138,745
Provision for credit losses	28,497	36,214	18,891	11,595	19,068	83,602	47,292
Net interest income after provision for credit losses	363,227	352,207	337,567	352,813	356,018	1,053,001	1,091,453
Wealth and investment services fees	29,117	29,358	28,304	27,656	26,687	86,779	80,128
Service charges on deposit accounts	20,350	19,350	17,898	18,667	18,524	57,598	53,278
Debit card and ATM fees	11,362	10,993	10,054	10,700	10,818	32,409	31,453
Mortgage banking revenue	7,669	7,064	4,478	3,691	5,063	19,211	12,628
Capital markets income	7,426	4,729	2,900	5,416	5,891	15,055	19,003
Company-owned life insurance	5,315	5,739	3,434	3,773	3,740	14,488	11,624
Gain on sale of Visa Class B restricted shares	—	—	—	21,635	—	—	—
Other income	12,975	10,036	10,470	9,381	10,456	33,481	30,574
Debt securities gains (losses), net	(76)	2	(16)	(825)	(241)	(90)	(5,440)
Total noninterest income	94,138	87,271	77,522	100,094	80,938	258,931	233,248
Salaries and employee benefits	147,494	159,193	149,803	141,649	131,541	456,490	404,715
Occupancy	27,130	26,547	27,019	26,514	25,795	80,696	80,162
Equipment	9,888	8,704	8,671	8,769	8,284	27,263	23,394
Marketing	11,036	11,284	10,634	10,813	9,448	32,954	28,698
Technology	23,343	24,002	20,023	20,493	20,592	67,368	59,850
Communication	4,681	4,480	4,000	4,212	4,075	13,161	12,768
Professional fees	7,278	10,552	6,406	8,250	5,956	24,236	19,085
FDIC assessment	11,722	9,676	11,313	27,702	9,000	32,711	29,028
Amortization of intangibles	7,411	7,425	5,455	5,869	6,040	20,291	18,286
Amortization of tax credit investments	3,277	2,747	2,749	7,200	2,644	8,773	8,167
Other expense	19,023	18,389	16,244	22,764	21,401	53,656	57,918
Total noninterest expense	272,283	282,999	262,317	284,235	244,776	817,599	742,071
Income before income taxes	185,082	156,479	152,772	168,672	192,180	494,333	582,630
Income tax expense	41,280	35,250	32,488	36,192	44,304	109,018	133,118
Net income	$143,802	$121,229	$120,284	$132,480	$147,876	$385,315	$449,512
Preferred dividends	(4,034)	(4,033)	(4,034)	(4,034)	(4,034)	(12,101)	(12,101)
Net income applicable to common shares	$139,768	$117,196	$116,250	$128,446	$143,842	$373,214	$437,411

EPS, diluted	$0.44	$0.37	$0.40	$0.44	$0.49	$1.21	$1.50
Weighted Average Common Shares Outstanding
Basic	315,622	315,585	290,980	290,701	290,648	307,426	290,763
Diluted	317,331	316,461	292,207	292,029	291,717	308,605	291,809
Common shares outstanding (EOP)	318,955	318,969	293,330	292,655	292,586	318,955	292,586

End of Period Balance Sheet (unaudited)
($ in thousands)
	September 30,	June 30,	March 31,	December 31,	September 30,
	2024	2024	2024	2023	2023
Assets
Cash and due from banks	$498,120	$428,665	$350,990	$430,866	$381,343
Money market and other interest-earning investments	693,450	804,381	588,509	744,192	1,282,087
Investments:
Treasury and government-sponsored agencies	2,335,716	2,207,004	2,243,754	2,453,950	2,515,249
Mortgage-backed securities	6,085,826	5,890,371	5,566,881	5,245,691	4,906,290
States and political subdivisions	1,665,128	1,678,597	1,672,061	1,693,819	1,705,200
Other securities	783,079	775,623	760,847	779,048	751,404
Total investments	10,869,749	10,551,595	10,243,543	10,172,508	9,878,143
Loans held-for-sale, at fair value	62,376	66,126	19,418	32,006	122,033
Loans:
Commercial	10,408,095	10,332,631	9,648,269	9,512,230	9,333,448
Commercial and agriculture real estate	16,356,216	16,016,958	14,653,958	14,140,629	13,916,221
Residential real estate	6,757,896	6,894,957	6,661,379	6,699,443	6,696,288
Consumer	2,878,436	2,905,967	2,659,713	2,639,625	2,631,877
Total loans	36,400,643	36,150,513	33,623,319	32,991,927	32,577,834
Allowance for credit losses on loans	(380,840)	(366,335)	(319,713)	(307,610)	(303,982)
Premises and equipment, net	599,528	601,945	564,007	565,396	565,607
Goodwill and other intangible assets	2,305,084	2,306,204	2,095,511	2,100,966	2,106,835
Company-owned life insurance	863,723	862,032	767,423	767,902	774,517
Accrued interest receivable and other assets	1,690,460	1,714,519	1,601,911	1,591,683	1,675,031
Total assets	$53,602,293	$53,119,645	$49,534,918	$49,089,836	$49,059,448

Liabilities and Equity
Noninterest-bearing demand deposits	$9,429,285	$9,336,042	$9,257,709	$9,664,247	$10,091,352
Interest-bearing:
Checking and NOW accounts	7,314,245	7,680,865	7,236,667	7,331,487	7,495,417
Savings accounts	4,781,447	4,983,811	5,020,095	5,099,186	5,296,985
Money market accounts	11,601,461	10,485,491	10,234,113	9,561,116	8,793,218
Other time deposits	6,010,070	5,688,432	4,760,659	4,565,137	4,398,182
Total core deposits	39,136,508	38,174,641	36,509,243	36,221,173	36,075,154
Brokered deposits	1,709,238	1,824,587	1,190,175	1,014,007	1,177,522
Total deposits	40,845,746	39,999,228	37,699,418	37,235,180	37,252,676

Federal funds purchased and interbank borrowings	135,263	250,154	50,416	390	918
Securities sold under agreements to repurchase	244,626	240,713	274,493	285,206	279,061
Federal Home Loan Bank advances	4,471,153	4,744,560	4,193,039	4,280,681	4,412,576
Other borrowings	598,054	849,777	813,213	764,870	863,455
Total borrowed funds	5,449,096	6,085,204	5,331,161	5,331,147	5,556,010
Accrued expenses and other liabilities	940,153	960,141	908,931	960,609	1,011,225
Total liabilities	47,234,995	47,044,573	43,939,510	43,526,936	43,819,911
Preferred stock, common stock, surplus, and retained earnings	6,971,054	6,866,480	6,375,036	6,301,709	6,208,352
Accumulated other comprehensive income (loss), net of tax	(603,756)	(791,408)	(779,628)	(738,809)	(968,815)
Total shareholders' equity	6,367,298	6,075,072	5,595,408	5,562,900	5,239,537
Total liabilities and shareholders' equity	$53,602,293	$53,119,645	$49,534,918	$49,089,836	$49,059,448

Average Balance Sheet and Interest Rates (unaudited)
($ in thousands)

	Three Months Ended			Three Months Ended			Three Months Ended
	September 30, 2024			June 30, 2024			September 30, 2023
	Average	Income1/	Yield/	Average	Income1/	Yield/	Average	Income1/	Yield/
Earning Assets:	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Money market and other interest-earning investments	$904,176	$11,696	5.15%	$814,944	$11,311	5.58%	$980,813	$13,194	5.34%
Investments:
Treasury and government-sponsored agencies	2,255,629	21,851	3.87%	2,208,935	21,531	3.90%	2,376,864	23,037	3.88%
Mortgage-backed securities	5,977,058	48,425	3.24%	5,828,225	47,904	3.29%	5,079,091	33,237	2.62%
States and political subdivisions	1,668,454	14,042	3.37%	1,686,994	14,290	3.39%	1,737,037	14,220	3.27%
Other securities	785,107	12,547	6.39%	788,571	12,583	6.38%	793,196	10,127	5.11%
Total investments	10,686,248	96,865	3.63%	10,512,725	96,308	3.66%	9,986,188	80,621	3.23%
Loans:[2]
Commercial	10,373,340	183,878	7.09%	10,345,098	183,425	7.09%	9,612,102	163,869	6.82%
Commercial and agriculture real estate	16,216,842	274,832	6.78%	15,870,809	260,407	6.56%	13,711,156	219,575	6.41%
Residential real estate loans	6,833,597	67,084	3.93%	6,952,942	67,683	3.89%	6,712,269	62,775	3.74%
Consumer	2,891,260	51,714	7.12%	2,910,331	50,869	7.03%	2,614,928	42,322	6.42%
Total loans	36,315,039	577,508	6.36%	36,079,180	562,384	6.24%	32,650,455	488,541	5.98%

Total earning assets	$47,905,463	$686,069	5.73%	$47,406,849	$670,003	5.66%	$43,617,456	$582,356	5.34%

Less: Allowance for credit losses on loans	(366,667)			(331,043)			(300,071)

Non-earning Assets:
Cash and due from banks	$413,583			$430,256			$382,755
Other assets	5,394,032			5,341,022			4,960,383

Total assets	$53,346,411			$52,847,084			$48,660,523

Interest-Bearing Liabilities:
Checking and NOW accounts	$7,551,264	$29,344	1.55%	$8,189,454	$34,398	1.69%	$7,515,439	$25,531	1.35%
Savings accounts	4,860,161	5,184	0.42%	5,044,800	5,254	0.42%	5,414,775	4,268	0.31%
Money market accounts	11,064,433	106,148	3.82%	10,728,156	102,560	3.84%	7,979,999	65,549	3.26%
Other time deposits	5,928,241	64,435	4.32%	5,358,103	56,586	4.25%	4,229,692	37,110	3.48%
Total interest-bearing core deposits	29,404,099	205,111	2.78%	29,320,513	198,798	2.73%	25,139,905	132,458	2.09%
Brokered deposits	1,829,218	24,616	5.35%	1,244,237	17,008	5.50%	1,183,228	14,970	5.02%
Total interest-bearing deposits	31,233,317	229,727	2.93%	30,564,750	215,806	2.84%	26,323,133	147,428	2.22%

Federal funds purchased and interbank borrowings	14,549	292	7.98%	148,835	1,986	5.37%	62,921	910	5.74%
Securities sold under agreements to repurchase	239,524	612	1.02%	249,939	639	1.03%	302,305	710	0.93%
Federal Home Loan Bank advances	4,572,046	47,719	4.15%	4,473,978	44,643	4.01%	4,537,250	40,382	3.53%
Other borrowings	754,544	9,851	5.19%	891,609	12,168	5.49%	841,307	12,003	5.66%
Total borrowed funds	5,580,663	58,474	4.17%	5,764,361	59,436	4.15%	5,743,783	54,005	3.73%

Total interest-bearing liabilities	$36,813,980	$288,201	3.11%	$36,329,111	$275,242	3.05%	$32,066,916	$201,433	2.49%

Noninterest-Bearing Liabilities and Shareholders' Equity
Demand deposits	$9,371,698			$9,558,675			$10,338,267
Other liabilities	970,662			980,322			961,268
Shareholders' equity	6,190,071			5,978,976			5,294,072

Total liabilities and shareholders' equity	$53,346,411			$52,847,084			$48,660,523

Net interest rate spread			2.62%			2.61%			2.85%

Net interest margin (GAAP)			3.27%			3.28%			3.44%

Net interest margin (FTE)[3]			3.32%			3.33%			3.49%

FTE adjustment		$6,144			$6,340			$5,837

[1] Interest income is reflected on a FTE basis.
[2] Includes loans held-for-sale.
[3] Represents a non-GAAP financial measure. Refer to the "Non-GAAP Measures" table for reconciliations to GAAP financial measures.

Average Balance Sheet and Interest Rates (unaudited)
($ in thousands)

	Nine Months Ended			Nine Months Ended
	September 30, 2024			September 30, 2023
	Average	Income1/	Yield/	Average	Income1/	Yield/
Earning Assets:	Balance	Expense	Rate	Balance	Expense	Rate
Money market and other interest-earning investments	$825,743	$32,992	5.34%	$736,225	$25,258	4.59%
Investments:
Treasury and government-sponsored agencies	2,275,607	66,648	3.91%	2,266,177	58,923	3.47%
Mortgage-backed securities	5,721,725	135,217	3.15%	5,268,509	102,618	2.60%
States and political subdivisions	1,678,504	42,308	3.36%	1,771,155	43,306	3.26%
Other securities	781,385	37,303	6.37%	785,474	28,726	4.88%
Total investments	$10,457,221	$281,476	3.59%	$10,091,315	$233,573	3.09%
Loans:[2]
Commercial	10,087,322	534,566	7.07%	9,644,541	475,210	6.57%
Commercial and agriculture real estate	15,488,010	765,325	6.59%	13,180,509	598,337	6.05%
Residential real estate loans	6,826,809	197,770	3.86%	6,626,551	181,592	3.65%
Consumer	2,815,837	146,177	6.93%	2,612,519	120,428	6.16%
Total loans	35,217,978	1,643,838	6.22%	32,064,120	1,375,567	5.72%

Total earning assets	$46,500,942	$1,958,306	5.62%	$42,891,660	$1,634,398	5.08%

Less: Allowance for credit losses on loans	(337,168)			(301,909)

Non-earning Assets:
Cash and due from banks	$402,213			$412,998
Other assets	5,232,807			4,917,592

Total assets	$51,798,794			$47,920,341

Interest-Bearing Liabilities:
Checking and NOW accounts	$7,627,029	$88,994	1.56%	$7,793,561	$69,248	1.19%
Savings accounts	4,976,361	15,455	0.41%	5,791,780	9,745	0.22%
Money market accounts	10,571,821	302,921	3.83%	6,577,317	120,917	2.46%
Other time deposits	5,327,361	168,453	4.22%	3,660,156	79,032	2.89%
Total interest-bearing core deposits	28,502,572	575,823	2.70%	23,822,814	278,942	1.57%
Brokered deposits	1,375,231	55,149	5.36%	879,886	32,053	4.87%
Total interest-bearing deposits	29,877,803	630,972	2.82%	24,702,700	310,995	1.68%

Federal funds purchased and interbank borrowings	77,262	3,239	5.60%	306,480	11,404	4.97%
Securities sold under agreements to repurchase	261,818	2,168	1.11%	351,362	2,389	0.91%
Federal Home Loan Bank advances	4,477,851	133,529	3.98%	4,699,074	123,466	3.51%
Other borrowings	823,746	33,058	5.36%	806,575	30,071	4.98%
Total borrowed funds	5,640,677	171,994	4.07%	6,163,491	167,330	3.63%

Total interest-bearing liabilities	35,518,480	802,966	3.02%	30,866,191	478,325	2.07%

Noninterest-Bearing Liabilities and Shareholders' Equity
Demand deposits	$9,396,081			$10,864,375
Other liabilities	971,687			944,619
Shareholders' equity	5,912,546			5,245,156

Total liabilities and shareholders' equity	$51,798,794			$47,920,341

Net interest rate spread			2.60%			3.01%

Net interest margin (GAAP)			3.26%			3.54%

Net interest margin (FTE)[3]			3.31%			3.59%

FTE adjustment		$18,737			$17,328

[1] Interest income is reflected on a FTE.
[2] Includes loans held-for-sale.
[3] Represents a non-GAAP financial measure. Refer to the "Non-GAAP Measures" table for reconciliations to GAAP financial measures.

Asset Quality (EOP) (unaudited)
($ in thousands)

	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2024	2024	2024	2023	2023	2024	2023
Allowance for credit losses:
Beginning allowance for credit losses on loans	$366,335	$319,713	$307,610	$303,982	$300,555	$307,610	$303,671
Allowance established for acquired PCD loans	2,803	23,922	—	—	—	26,725	—
Provision for credit losses on loans	29,176	36,745	23,853	13,329	23,115	89,774	46,520
Gross charge-offs	(18,965)	(17,041)	(14,020)	(13,202)	(22,750)	(50,026)	(55,261)
Gross recoveries	1,491	2,996	2,270	3,501	3,062	6,757	9,052
NCOs	(17,474)	(14,045)	(11,750)	(9,701)	(19,688)	(43,269)	(46,209)
Ending allowance for credit losses on loans	$380,840	$366,335	$319,713	$307,610	$303,982	$380,840	$303,982
Beginning allowance for credit losses on unfunded commitments	$25,733	$26,264	$31,226	$32,960	$37,007	$31,226	$32,188
Provision (release) for credit losses on unfunded commitments	(679)	(531)	(4,962)	(1,734)	(4,047)	(6,172)	772
Ending allowance for credit losses on unfunded commitments	$25,054	$25,733	$26,264	$31,226	$32,960	$25,054	$32,960
Allowance for credit losses	$405,894	$392,068	$345,977	$338,836	$336,942	$405,894	$336,942
Provision for credit losses on loans	$29,176	$36,745	$23,853	$13,329	$23,115	$89,774	$46,520
Provision (release) for credit losses on unfunded commitments	(679)	(531)	(4,962)	(1,734)	(4,047)	(6,172)	772
Provision for credit losses	$28,497	$36,214	$18,891	$11,595	$19,068	$83,602	$47,292
NCOs / average loans[1]	0.19%	0.16%	0.14%	0.12%	0.24%	0.16%	0.19%
Average loans[1]	$36,299,544	$36,053,845	$33,242,739	$32,752,406	$32,639,812	$35,202,727	$32,057,989
EOP loans[1]	36,400,643	36,150,513	33,623,319	32,991,927	32,577,834	36,400,643	32,577,834
ACL on loans / EOP loans[1]	1.05%	1.01%	0.95%	0.93%	0.93%	1.05%	0.93%
ACL / EOP loans[1]	1.12%	1.08%	1.03%	1.03%	1.03%	1.12%	1.03%
Underperforming Assets:
Loans 90 days and over (still accruing)	$1,177	$5,251	$2,172	$961	$1,192	$1,177	$1,192
Nonaccrual loans	443,597	340,181	328,645	274,821	261,346	443,597	261,346
Foreclosed assets	4,077	8,290	9,344	9,434	9,761	4,077	9,761
Total underperforming assets	$448,851	$353,722	$340,161	$285,216	$272,299	$448,851	$272,299
Classified and Criticized Assets:
Nonaccrual loans	$443,597	$340,181	$328,645	$274,821	$261,346	$443,597	$261,346
Substandard loans (still accruing)	1,074,243	841,087	626,157	599,358	563,427	1,074,243	563,427
Loans 90 days and over (still accruing)	1,177	5,251	2,172	961	1,192	1,177	1,192
Total classified loans - "problem loans"	1,519,017	1,186,519	956,974	875,140	825,965	1,519,017	825,965
Other classified assets	59,485	60,772	54,392	48,930	48,998	59,485	48,998
Special Mention	837,543	967,655	827,419	843,920	775,526	837,543	775,526
Total classified and criticized assets	$2,416,045	$2,214,946	$1,838,785	$1,767,990	$1,650,489	$2,416,045	$1,650,489
Loans 30-89 days past due (still accruing)	$91,750	$51,712	$53,112	$71,868	$56,772	$91,750	$56,772
Nonaccrual loans / EOP loans[1]	1.22%	0.94%	0.98%	0.83%	0.80%	1.22%	0.80%
ACL / nonaccrual loans	92%	115%	105%	123%	129%	92%	129%
Under-performing assets/EOP loans[1]	1.23%	0.98%	1.01%	0.86%	0.84%	1.23%	0.84%
Under-performing assets/EOP assets	0.84%	0.67%	0.69%	0.58%	0.56%	0.84%	0.56%
30+ day delinquencies/EOP loans[1]	0.26%	0.16%	0.16%	0.22%	0.18%	0.26%	0.18%

[1] Excludes loans held-for-sale.

Non-GAAP Measures (unaudited)
($ and shares in thousands, except per share data)

	Three Months Ended						Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,		September 30,	September 30,
	2024	2024	2024	2023	2023		2024	2023
Earnings Per Share:
Net income applicable to common shares	$139,768	$117,196	$116,250	$128,446	$143,842		$373,214	$437,411
Adjustments:
Merger-related charges	6,860	19,440	2,908	5,529	6,257		29,208	23,187
Tax effect[1]	(1,528)	(4,413)	(710)	(1,343)	(1,042)		(6,651)	(4,491)
Merger-related charges, net	5,332	15,027	2,198	4,186	5,215		22,557	18,696
Separation expense	2,646	—	—	—	—		2,646	—
Tax effect[1]	(589)	—	—	—	—		(589)	—
Separation expense, net	2,057	—	—	—	—		2,057	—
Debt securities (gains) losses	76	(2)	16	825	241		90	5,440
Tax effect[1]	(17)	1	(4)	(200)	(40)		(20)	(1,175)
Debt securities (gains) losses, net	59	(1)	12	625	201		70	4,265
CECL Day 1 non-PCD provision expense	—	15,312	—	—	—		15,312	—
Tax effect[1]	—	(3,476)	—	—	—		(3,476)	—
CECL Day 1 non-PCD provision expense, net	—	11,836	—	—	—		11,836	—
Distribution of excess pension assets	—	—	13,318	—	—	—	13,318	—
Tax effect[1]	—	—	(3,250)	—	—	—	(3,250)	—
Distribution excess pension assets, net	—	—	10,068	—	—		10,068	—
FDIC special assessment	—	—	2,994	19,052	—		2,994	—
Tax effect[1]	—	—	(731)	(4,628)	—		(731)	—
FDIC special assessment, net	—	—	2,263	14,424	—		2,263	—
Gain on sale of Visa Class B restricted shares	—	—	—	(21,635)	—		—	—
Tax effect[1]	—	—	—	5,255	—		—	—
Gain on sale of Visa Class B restricted shares, net	—	—	—	(16,380)	—		—	—
Contract termination charge	—	—	—	4,413	—		—	—
Tax effect[1]	—	—	—	(1,072)	—		—	—
Contract termination charge, net	—	—	—	3,341	—		—	—
Louisville expenses	—	—	—	—	—		—	3,361
Tax effect[1]	—	—	—	—	—		—	(392)
Louisville expenses, net	—	—	—	—	—		—	2,969
Property optimization charges	—	—	—	—	—		—	1,559
Tax effect[1]	—	—	—	—	—		—	(315)
Property optimization charges, net	—	—	—	—	—		—	1,244
Total adjustments, net	7,448	26,862	14,541	6,196	5,416		48,851	27,174
Net income applicable to common shares, adjusted	$147,216	$144,058	$130,791	$134,642	$149,258		$422,065	$464,585
Weighted average diluted common shares outstanding	317,331	316,461	292,207	292,029	291,717		308,605	291,809
EPS, diluted	$0.44	$0.37	$0.40	$0.44	$0.49		$1.21	$1.50
Adjusted EPS, diluted	$0.46	$0.46	$0.45	$0.46	$0.51		$1.37	$1.59
NIM:
Net interest income	$391,724	$388,421	$356,458	$364,408	$375,086		$1,136,603	$1,138,745
Add: FTE adjustment[2]	6,144	6,340	6,253	6,100	5,837		18,737	17,328
Net interest income (FTE)	$397,868	$394,761	$362,711	$370,508	$380,923		$1,155,340	$1,156,073
Average earning assets	$47,905,463	$47,406,849	$44,175,079	$43,701,283	$43,617,456		$46,500,942	$42,891,660
NIM (GAAP)	3.27%	3.28%	3.23%	3.34%	3.44%		3.26%	3.54%
NIM (FTE)	3.32%	3.33%	3.28%	3.39%	3.49%		3.31%	3.59%

Refer to last page of Non-GAAP reconciliations for footnotes.

Non-GAAP Measures (unaudited)
($ in thousands)

	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2024	2024	2024	2023	2023	2024	2023
PPNR:
Net interest income (FTE)[2]	$397,868	$394,761	$362,711	$370,508	$380,923	$1,155,340	$1,156,073
Add: Noninterest income	94,138	87,271	77,522	100,094	80,938	258,931	233,248
Total revenue (FTE)	492,006	482,032	440,233	470,602	461,861	1,414,271	1,389,321
Less: Noninterest expense	(272,283)	(282,999)	(262,317)	(284,235)	(244,776)	(817,599)	(742,071)
PPNR	$219,723	$199,033	$177,916	$186,367	$217,085	$596,672	$647,250
Adjustments:
Gain on sale of Visa Class B restricted shares	$—	$—	$—	$(21,635)	$—	$—	$—
Debt securities (gains) losses	76	(2)	16	825	241	90	5,440
Noninterest income adjustments	76	(2)	16	(20,810)	241	90	5,440
Adjusted noninterest income	94,214	87,269	77,538	79,284	81,179	259,021	238,688
Adjusted revenue	$492,082	$482,030	$440,249	$449,792	$462,102	$1,414,361	$1,394,761
Adjustments:
Merger-related charges	$6,860	$19,440	$2,908	$5,529	$6,257	$29,208	$23,187
Separation expense	2,646	—	—	—	—	2,646	—
Distribution of excess pension assets	—	—	13,318	—	—	13,318	—
FDIC Special Assessment	—	—	2,994	19,052	—	2,994	—
Contract termination charges	—	—	—	4,413	—	—	—
Louisville expenses	—	—	—	—	—	—	3,361
Property optimization charges	—	—	—	—	—	—	1,559
Noninterest expense adjustments	9,506	19,440	19,220	28,994	6,257	48,166	28,107
Adjusted total noninterest expense	(262,777)	(263,559)	(243,097)	(255,241)	(238,519)	(769,433)	(713,964)
Adjusted PPNR	$229,305	$218,471	$197,152	$194,551	$223,583	$644,928	$680,797
Efficiency Ratio:
Noninterest expense	$272,283	$282,999	$262,317	$284,235	$244,776	$817,599	$742,071
Less: Amortization of intangibles	(7,411)	(7,425)	(5,455)	(5,869)	(6,040)	(20,291)	(18,286)
Noninterest expense, excl. amortization of intangibles	264,872	275,574	256,862	278,366	238,736	797,308	723,785
Less: Amortization of tax credit investments	(3,277)	(2,747)	(2,749)	(7,200)	(2,644)	(8,773)	(8,167)
Less: Noninterest expense adjustments	(9,506)	(19,440)	(19,220)	(28,994)	(6,257)	(48,166)	(28,107)
Adjusted noninterest expense, excluding amortization	$252,089	$253,387	$234,893	$242,172	$229,835	$740,369	$687,511
Total revenue (FTE)[2]	$492,006	$482,032	$440,233	$470,602	$461,861	$1,414,271	$1,389,321
Less: Debt securities (gains) losses	76	(2)	16	825	241	90	5,440
Total revenue excl. debt securities (gains) losses	492,082	482,030	440,249	471,427	462,102	1,414,361	1,394,761
Less: Gain on sale of Visa Class B restricted shares	—	—	—	(21,635)	—	—	—
Total adjusted revenue	$492,082	$482,030	$440,249	$449,792	$462,102	$1,414,361	$1,394,761
Efficiency Ratio	53.8%	57.2%	58.3%	59.0%	51.7%	56.4%	51.9%
Adjusted Efficiency Ratio	51.2%	52.6%	53.4%	53.8%	49.7%	52.3%	49.3%

Refer to last page of Non-GAAP reconciliations for footnotes.

Non-GAAP Measures (unaudited)
($ in thousands)

	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2024	2024	2024	2023	2023	2024	2023
ROAE and ROATCE:
Net income applicable to common shares	$139,768	$117,196	$116,250	$128,446	$143,842	$373,214	$437,411
Amortization of intangibles	7,411	7,425	5,455	5,869	6,040	20,291	18,286
Tax effect[1]	(1,853)	(1,856)	(1,364)	(1,467)	(1,510)	(5,073)	(4,572)
Amortization of intangibles, net	5,558	5,569	4,091	4,402	4,530	15,218	13,714
Net income applicable to common shares, excluding intangibles amortization	145,326	122,765	120,341	132,848	148,372	388,432	451,125
Total adjustments, net (see pg.12)	7,448	26,862	14,541	6,196	5,416	48,851	27,174
Adjusted net income applicable to common shares, excluding intangibles amortization	$152,774	$149,627	$134,882	$139,044	$153,788	$437,283	$478,299
Average shareholders' equity	$6,190,071	$5,978,976	$5,565,542	$5,281,487	$5,294,072	$5,912,546	$5,245,156
Less: Average preferred equity	(243,719)	(243,719)	(243,719)	(243,719)	(243,719)	(243,719)	(243,719)
Average shareholders' common equity	$5,946,352	$5,735,257	$5,321,823	$5,037,768	$5,050,353	$5,668,827	$5,001,437
Average goodwill and other intangible assets	(2,304,597)	(2,245,405)	(2,098,338)	(2,103,935)	(2,109,944)	(2,216,437)	(2,115,953)
Average tangible shareholder's common equity	$3,641,755	$3,489,852	$3,223,485	$2,933,833	$2,940,409	$3,452,390	$2,885,484
ROAE	9.4%	8.2%	8.7%	10.2%	11.4%	8.8%	11.7%
ROAE, adjusted	9.9%	10.0%	9.8%	10.7%	11.8%	9.9%	12.4%
ROATCE	16.0%	14.1%	14.9%	18.1%	20.2%	15.0%	20.8%
ROATCE, adjusted	16.8%	17.2%	16.7%	19.0%	20.9%	16.9%	22.1%

Refer to last page of Non-GAAP reconciliations for footnotes.

Non-GAAP Measures (unaudited)
($ in thousands)

	As of
	September 30,	June 30,	March 31,	December 31,	September 30,
	2024	2024	2024	2023	2023
Tangible Common Equity:
Shareholders' equity	$6,367,298	$6,075,072	$5,595,408	$5,562,900	$5,239,537
Less: Preferred equity	(243,719)	(243,719)	(243,719)	(243,719)	(243,719)
Shareholders' common equity	$6,123,579	$5,831,353	$5,351,689	$5,319,181	$4,995,818
Less: Goodwill and other intangible assets	(2,305,084)	(2,306,204)	(2,095,511)	(2,100,966)	(2,106,835)
Tangible shareholders' common equity	$3,818,495	$3,525,149	$3,256,178	$3,218,215	$2,888,983

Total assets	$53,602,293	$53,119,645	$49,534,918	$49,089,836	$49,059,448
Less: Goodwill and other intangible assets	(2,305,084)	(2,306,204)	(2,095,511)	(2,100,966)	(2,106,835)
Tangible assets	$51,297,209	$50,813,441	$47,439,407	$46,988,870	$46,952,613

Risk-weighted assets[3]	$40,584,608	$40,627,117	$37,845,139	$37,407,347	$37,501,646

Tangible common equity to tangible assets	7.44%	6.94%	6.86%	6.85%	6.15%
Tangible common equity to risk-weighted assets[3]	9.41%	8.68%	8.60%	8.60%	7.70%
Tangible Common Book Value:
Common shares outstanding	318,955	318,969	293,330	292,655	292,586
Tangible common book value	$11.97	$11.05	$11.10	$11.00	$9.87

[1] Tax-effect calculations use management's estimate of the full year FTE tax rates (federal + state).
[2] Calculated using the federal statutory tax rate in effect of 21% for all periods.
[3] September 30, 2024 figures are preliminary.